Exhibit 32.2

Certification Required by 18 U.S.C. Section 1350

(as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

I, John W. Remshard, as Chief Financial Officer of WellChoice, Inc. (the “Company”), certify, pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002), that to my knowledge:

(1) the Annual Report on Form 10-K/A (Amendment No. 1) of the Company for the year ended December 31, 2003 (the “Report”), being filed with the U.S. Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 24, 2004

/S/ JOHN W. REMSHARD
Name:	John W. Remshard
Title:	Senior Vice President, Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to WellChoice, Inc. and will be retained by WellChoice, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.